EXHIBIT 99.1

PROPOSED SETTLEMENT AGREEMENT BETWEEN ROYAL INDEMNITY

COMPANY AND THE BANKRUPTCY TRUSTEE

SETTLEMENT AGREEMENT

This Settlement Agreement (this “Agreement”) is entered into as of the 2nd day of April 2003, by and among Richard M Kipperman (the “Trustee”), solely in his capacity as the chapter 7 trustee for the bankruptcy estates (“Bankruptcy Estates”) of Commercial Money Centers, Inc. (“CMC”) and Commercial Servicing Corporation (“CSC” and together with CMC, the “Debtors”) in the bankruptcy cases (the “Bankruptcy Cases”) jointly administered under U.S.B.C. Case No. 02-09721-H7 and currently pending before the United States Bankruptcy Court for the Southern District of California (the “California Bankruptcy Court”) and Royal Indemnity Company (“Royal”), with reference to the following facts:

RECITALS

A.            During approximately 1999 and 2000, Illinois Union Insurance Company, (“Illinois Union”), Safeco Insurance Company (“Safeco”), and Royal(1) (together, the “CMC-N Sureties”), NetBank, and the Debtors entered into a series of transactions (the “CMC-N Transactions”) relating to lease pools or portfolios (the “CMC-N Portfolio Leases”) pursuant to written agreements between the parties (the “CMC-N Documents”) (which the CMC-N Sureties maintain they were fraudulently induced to execute, ratify and/or authorize), sometimes including Sales and Servicing Agreements (“SSA’s”).  The CMC-N Documents involved:  (i) the receipt of scheduled payments due under the CMC-N Portfolio Leases (the “CMC-N Income Stream”); (ii) the funds in certain collection accounts (the “CMC-N Collection Accounts”); (iii) rights under the insurance policies and surety bonds issued in connection with the transactions (the “CMC-N Surety Bonds”) (which the CMC-N Sureties maintain they were fraudulently induced to execute, ratify and/or authorize); and (iv) the proceeds derived from the foregoing (together with the CMC-N Income Stream, the CMC-N Collection Accounts, and the CMC-N Surety Bonds, the “CMC-N Alleged Assets”).  In connection with the purchase of the CMC-N Surety Bonds by CMC, CMC executed general indemnity agreements in favor of the CMC-N Sureties, and certain funds were placed into reserve accounts (the “CMC-N Surety Bonds Cash Reserves”) to protect the CMC-N Sureties against any demands under the CMC-N Surety Bonds.

B.            Pursuant to the CMC-N Documents, and as part of the CMC-N Transactions, CMC also purportedly granted NetBank a security interest in certain assets related to the CMC-N Alleged Assets, including the CMC-N Portfolio Leases, the underlying equipment (the “CMC-N Equipment”), and CMC’s rights under the Property, Casualty and Skip Insurance Policies (the “Skip Policies”) purchased by CMC with respect to the CMC-N Equipment (together, “CMC-N Alleged Collateral”).

C.            Pursuant to the CMC-N Documents, the CMC-N Sureties were designated as the servicers for the CMC-N Portfolio Leases (except that Royal was not so designated until 2002)

(1)  The surety bonds issued in the name of Royal were not issued pursuant to the CMC-N Documents. They were issued subsequent to the CMC-N Documents as replacement or supplemental bonds for surety bonds issued under the CMC-N Documents by Amwest Surety Insurance Company.

and CMC or CSC was designated as sub-servicer.  CMC often advanced funds (the “CMC-N Servicer Advances”) to NetBank (Royal claims such CMC-N Servicer Advances were made without its knowledge).

D.            In or about 2001, American Motorists Insurance Company (“AMICO”), RLI Insurance Company (“RLI”), and Royal (together, the “CMC-L Sureties”), Lakeland Bank (“Lakeland”) and the Debtors entered into a series of transactions (the “CMC-L Transactions”) relating to lease pools or portfolios (the “CMC-L Portfolio Leases”) pursuant to written agreements between the parties (the “CMC-L Documents”) (which the CMC-L Sureties maintain they were fraudulently induced to execute, ratify and/or authorize), sometimes including SSA’s.  The CMC-L Documents involved:  (i) the receipt of scheduled payments due under the CMC-L Portfolio Leases (the “CMC-L Income Stream”); (ii) the funds in certain collection accounts (the “CMC-L Collection Accounts”); (iii) rights under the surety bonds issued in connection with the transactions (the “CMC-L Surety Bonds”) (which the CMC-L Sureties maintain they were fraudulently induced to execute, ratify and/or authorize); and (iv) the proceeds derived from the foregoing (together with the CMC-L Income Stream, the CMC-L Collection Accounts, and the CMC-L Surety Bonds, the “CMC-L Alleged Assets”).  In connection with the purchase of the CMC-L Surety Bonds by CMC, CMC executed general indemnity agreements in favor of the CMC-L Sureties, and certain funds were placed into reserve accounts (the “CMC-L Surety Bonds Cash Reserves”) to protect the CMC-L Sureties against any demands under the CMC-L Surety Bonds.

E.             Pursuant to the CMC-L Documents, and as part of the CMC-L Transactions, CMC also purportedly granted Lakeland a security interest in certain assets related to the CMC-L Alleged Assets, including the CMC-L Portfolio Leases, the underlying equipment (the “CMC-L Equipment”), and CMC’s rights under the Skip Policies purchased by CMC with respect to the CMC-L Equipment (together, the “CMC-L Alleged Collateral”).

F.             Pursuant to the CMC-L Documents, the CMC-L Sureties were designated as the servicers for the CMC-L Portfolio Leases and CMC and/or CSC was initially designated as sub-servicer.  CMC often advanced funds (the “CMC-L Servicer Advances”) to Lakeland (Royal claims such CMC-L Servicer Advances were made without its knowledge).

G.            Commencing on or about February 1, 2002, certain of the sureties brought claims against CMC, CSC, and others seeking, among other things, rescission of the CMC-N Surety Bonds, the CMC-L Surety Bonds and the SSA’s for fraud in the inducement. NetBank and Lakeland (and other parties who had entered into transactions with CMC and CSC) subsequently sued the sureties.  All but one of these lawsuits were recently consolidated for pre-trial purposes into In re: Commercial Money Center Equipment Lease Litigation by the Judicial Panel on Multidistrict Litigation and are currently pending as Case No. 1:02CV16000 in the United States District Court for the Northern District of Ohio, Eastern Division (the “MDL Court”).  All proceedings involving these parties and addressing these issues, whether consolidated for pre-trial purposes in the MDL Court or not, are collectively referred to as the “MDL” for the purposes of this Agreement.

H.            On May 30, 2002 (with respect to CMC, the “Petition Date”), CMC commenced a case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) with the

United States Bankruptcy Court for the Southern District of Florida (the “Florida Bankruptcy Court”).  On June 13, 2002 (with respect to CSC, the “Petition Date”), CSC also filed for chapter 11 protection with the Florida Bankruptcy Court.

I.              On June 28, 2002, Kenneth Welt (the ”Prior Trustee”) was appointed as chapter 11 trustee for both of the Debtors.  On July 12, 2002, the Florida Bankruptcy Court entered orders converting both of the Bankruptcy Cases to chapter 7, at which time the Prior Trustee began acting as chapter 7 trustee for both of the Debtors.

J.             On September 18, 2002, the Florida Bankruptcy Court entered an Order Granting, in Part, Emergency Motion by Trustee, Kenneth A. Welt, to Compel Turnover of Property of the Bankruptcy Estates and an Order Granting, in Part, Trustee’s Motion for Entry of Order Authorizing Retention of U.S. Bancorp Portfolio Servicing Company as Servicing Agent (together, the “Servicing Orders”), under which Stuart Allen & Associates (“SA”) and U.S. Bancorp Portfolio Servicing Company (“USB”) continued to collect on certain of the leases to which the Debtors were a party, including many of the CMC-N Portfolio Leases and the CMC-L Portfolio Leases.

K.            On September 18, 2002, the Florida Bankruptcy Court entered orders in each of the Bankruptcy Cases transferring venue to the Southern District of California and, on October 2, 2002, the clerk of the Florida Bankruptcy Court filed a notice that the records in these Bankruptcy Cases had been transferred to the California Bankruptcy Court.  On October 3, 2002, the order transferring venue was filed with the California Bankruptcy Court.

L.             The Bankruptcy Cases are currently pending before the California Bankruptcy Court.  The Trustee is the duly authorized chapter 7 trustee in the Bankruptcy Cases for the Bankruptcy Estates.

M.           The Trustee has asserted that the Bankruptcy Estates hold claims against both NetBank and Lakeland under the avoidance provisions of the Bankruptcy Code.  Specifically, the Trustee has alleged the rights to avoid any alleged interests of NetBank and Lakeland as follows (collectively, the “Avoidance Claims”):  (i) NetBank’s rights in the CMC-N Alleged Assets including but not limited to the CMC-N Surety Bonds, the Pool Account Funds (as defined below), the Postpetition Collection Accounts, the CMC-N Surety Bond Cash Reserves, the CMC-N Income Stream, and the CMC-N Alleged Collateral; and (ii) Lakeland’s rights in the CMC-L Alleged Assets, including but not limited to the CMC-L Surety Bonds, the Pool Account Funds, the Postpetition Collection Accounts, the CMC-L Surety Bond Cash Reserves, the CMC-L Income Stream, and the CMC-L Alleged Collateral.

N.            Based on the Debtors’ books and records, the Trustee believes that, as of the Petition Date, the Debtors were holding approximately $3,207,867 in cash, approximately $1,060,084 of which was held in CSC’s money market account (the “Money Market Funds”) and approximately $2,147,783 of which was contained in various accounts associated with the lease pools or portfolios (the “Pool Account Funds”) with respect to which CMC and/or CSC was designated as sub-servicer, including certain accounts associated with the CMC-N Portfolio Leases totaling $1,087,107 (the “CMC-N Pool Account Funds”) and the CMC-L Portfolio Leases totaling $170,856 (the “CMC-L Pool Account Funds”).  As of December 29, 2002, the

CMC-N Pool Account Funds were in the amount of $1,088,119.08, and the CMC-L Pool Account Funds were in the amount of $187,259.12.  The Trustee contends, and the Debtors’ books and records indicate, that the Money Market Funds and the Pool Account Funds, including the CMC-N Pool Account Funds the CMC-L Pool Account Funds, have been commingled with the Bankruptcy Estates’ funds prior to being deposited into their respective accounts, are untraceable, and constitute unencumbered property of the Bankruptcy Estates.  NetBank and Lakeland claim that the Money Market Funds, the CMC-N Pool Account Funds, and the CMC-L Pool Account Funds are held in trust by the Trustee.

O.            Since the Petition Date, SA and USB have collected certain additional amounts paid under the CMC-N Portfolio Leases (the “CMC-N Postpetition Collections”) and the CMC-L Portfolio Leases (the “CMC-L Postpetition Collections”).  These amounts (less certain amounts deducted by SA and USB) are currently being held by the Trustee under the terms of court orders pending a final resolution of the parties’ rights to these funds.  As of December 29, 2002, the CMC-N Postpetition Collections were in the amount of $2,785,173.20, and the CMC-L Postpetition Collections were in the amount of $280,344.66.  The Trustee contends that these funds constitute unencumbered property of the Bankruptcy Estates.  NetBank and Lakeland claim that they are entitled to the CMC-N Postpetition Collections and the CMC-L Postpetition Collections.

P.             On November 12, 2002, Royal filed Proofs of Claim asserting a claim against the Debtors in the amount of $106,141,122.33 (the “Royal Proof of Claim”).

Q.            On or about February 19, 2003, the Trustee filed a motion to approve his proposed compromise with NetBank and Lakeland pursuant to the Settlement Agreement dated February 5, 2003 (the “NetBank and Lakeland Settlement”) to which Royal, among others, filed opposition.

R.            The parties believe it to be in their respective best interests to fully and finally resolve those claims resolved in this Settlement Agreement.  For valuable consideration, receipt of which is hereby acknowledged, the Trustee and Royal and each of them, hereby agree to the following:

AGREEMENT

1.             Bankruptcy Court Approval/Effectiveness.  Upon execution of this Agreement, the Trustee shall notify the California Bankruptcy Court of the existence of this Agreement and request a continuance of the hearing on the motion to approve the NetBank and Lakeland Settlement to enable the California Bankruptcy Court to consider this Agreement as an alternative to the NetBank and Lakeland Settlement.  The Trustee is entering into this Agreement because he has an obligation to seek to obtain the greatest possible benefits for the Bankruptcy Estates.  The Trustee believes that the Bankruptcy Court should not consider the NetBank and Lakeland Settlement without also considering whether this Agreement will provide benefits to the Bankruptcy Estates greater than would be provided by the NetBank and Lakeland Settlement.  The parties acknowledge that the Bankruptcy Court cannot approve both this Agreement and the NetBank and Lakeland Settlement.  If the Bankruptcy Court approves the NetBank and Lakeland Settlement, Royal acknowledges that the Trustee shall have no further obligations under this

Agreement.  The effectiveness of this Agreement is subject in all respects to approval of the California Bankruptcy Court.  This Agreement shall become effective (the ”Effective Date”) immediately upon the entry of the Order by the California Bankruptcy Court approving the terms of this Agreement (the “Approval Order”) in a form reasonably satisfactory to Royal and, absent a stay pending appeal with respect to the Approval Order pursuant to Federal Rule of Bankruptcy Procedure 8005, the parties shall perform their obligations under this Agreement notwithstanding the filing of an appeal of the Approval Order.  Royal shall have the absolute right to find the Approval Order unsatisfactory if the Approval Order does not contain a finding of good faith under section 363(m) of the Bankruptcy Code.

2.             Disposition of Pool Account Funds, Postpetition Collections, the Surety Bond Cash Reserves, and the Money Market Funds.  The parties agree to distribute the Pool Account Funds, the Income Stream, Postpetition Collections, the CMC-N Surety Bond Cash Reserves, the CMC-L Surety Bond Cash Reserves, and the Money Market Funds, as follows:

a.             The Trustee shall continue to hold the CMC-N Pool Account Funds, the CMC-L Pool Account Funds, the CMC-N Postpetition Collection Accounts, and the CMC-L Postpetition Collection Accounts, pending a determination by the California Bankruptcy Court regarding the competing claims of NetBank and Lakeland, on the one hand, and the Bankruptcy Estates, on the other hand, to such funds.  To the extent the Bankruptcy Estates are ultimately determined by the California Bankruptcy Court to be entitled to such funds pursuant to the Avoidance Claims or otherwise, the funds shall be distributed in accordance with the terms of the Sharing Arrangement set forth and defined in paragraphs 3 and 4 below.

b.             The Trustee waives any and all claims by the Bankruptcy Estates to the CMC-N Surety Bonds Cash Reserves and the CMC-L Surety Bonds Cash Reserves held by Royal and agrees that such funds shall be retained by Royal.  The Trustee expressly reserves all of the Bankruptcy Estates’ rights with respect to cash reserves with respect to any surety bond other than CMC-N Surety Bonds Cash Reserves and the CMC-L Surety Bonds Cash Reserves held by Royal, including, without limitation, any of the Bankruptcy Estates’ rights with respect to the CMC-N Surety Bonds Cash Reserves and the CMC-L Surety Bonds Cash Reserves held by RLI, AMICO, Safeco, Illinois Union, and ACE (together, the “Non-Settling Sureties”) and any cash reserves with respect to any surety bonds held by Royal other than the CMC-N Surety Bonds Cash Reserves and the CMC-L Surety Bonds Cash Reserves.

c.             Royal agrees and acknowledges that the Money Market Funds are property of the Bankruptcy Estates and consents to the use of such funds by the Trustee.  Royal hereby acknowledges that the Money Market Funds shall not be part of the Sharing Arrangement (defined and described in paragraph 4(b) below) and that Royal has no claims whatsoever, whether under this Agreement or otherwise, to or with respect of the Money Market Funds, except as to any indirect interests it holds as creditors of the Bankruptcy Estates.

3.             Settlement Payment by Royal.

a.             Royal shall pay to the Trustee the sum of Four Million Five Hundred Eighty-Three Thousand Dollars ($4,583,000) payable in cash or immediately available funds within three (3) business days of the Effective Date.

b.             Royal shall pay to the Trustee the sum of up to Five Hundred Thousand Dollars ($500,000), or such greater amount as may be agreed to by Royal in its sole discretion, to fund the reasonable legal and other professional expenses in pursuing the Avoidance Claims.  The Avoidance Claims will be pursued by the Trustee for the benefit of the Bankruptcy Estates and Royal pursuant to the Sharing Arrangement set forth in paragraphs 3 and 4 below.  The Trustee shall select counsel to pursue the Avoidance Claims with the consent of Royal, which consent shall not unreasonably be withheld.  The amount payable to the Trustee under this subparagraph (b) shall be payable directly to the Trustee’s professionals on a monthly basis upon receipt of bills from the Trustee’s professionals related thereto, or as otherwise directed by the California Bankruptcy Court, and in any event, with final payments subject to the approval of the California Bankruptcy Court.

c.             The Trustee shall receive the amounts to which the Bankruptcy Estates are entitled pursuant to the Sharing Arrangement set forth in paragraph 4(b)(2) and paragraph 4(b)(3) below, if any.

4.             Pursuit of Avoidance Claims and Sharing Arrangement.

a.             Within a reasonable time after the Effective Date, the Trustee, for the benefit of the Bankruptcy Estates and Royal, shall file an action with the California Bankruptcy Court to pursue the Avoidance Claims (the ”Recovery Action”).  The Recovery Action shall include a claim by the Trustee for recovery of the CMC-L Surety Bonds and the CMC-N Surety Bonds issued in the name of Royal and may include, at the Trustee’s discretion, a claim by the Trustee for recovery of the CMC-L Surety Bonds and the CMC-N Surety Bonds issued by the Non-Settling Sureties.  Subject to the foregoing, the Trustee expressly retains the right to determine the best manner to prosecute the Recovery Action; provided, however, that the Trustee shall confer with Royal with respect thereto, shall keep Royal apprised of the progress of the Recovery Action, and shall not enter into any settlement or other voluntary disposition of the NetBank and Lakeland Avoidance Claims without the express written consent of Royal (which consent shall not be unreasonably withheld) unless:  (i) such settlement or other voluntary disposition occurs after or results in the payment to Royal of any and all amounts paid to or on behalf of the Trustee under paragraphs 3(a) and 3(b) above; and (ii) the Trustee has obtained, or notwithstanding such settlement or other voluntary disposition is continuing to seek to obtain, a determination on the merits on the Trustee’s claims for recovery the CMC-L Surety Bonds and the CMC-N Surety Bonds issued in the name of Royal.  To the extent that consent by Royal is required under the immediately preceding sentence, the parties agree that it is and will be reasonable to withhold consent on the basis that the proposed settlement or other voluntary disposition of the Avoidance Claims fails to provide for the recovery of the CMC-L Surety Bonds and the CMC-N Surety Bonds issued in the name of Royal.  Notwithstanding anything to the contrary contained herein, the Trustee shall in no event enter into any settlement which acknowledges that any entity (other than Royal) has any right, title, or interest in the CMC-N Surety Bonds or the CMC-L Surety Bonds issued in the name of Royal, or that purports to grant any such right, title, or interest, or that purports to enhance the claim of any entity (other than Royal) to such right, title, or interest.  The Trustee and Royal shall use their best efforts to enter into a joint prosecution / defense agreement with respect to the Recovery Action.

b.             To the extent the Trustee (i) recovers any funds or property (1) consisting of or relating to the CMC-N Alleged Assets or the CMC-N Alleged Collateral (including but not limited to the CMC-N Pool Account Funds, the CMC-N Postpetition Collections, the CMC-N Income Stream, the CMC-N Surety Bonds issued by Non-Settling Sureties, and the CMC-N Surety Bond Cash Reserves held by Non-Settling Sureties) or (2) consisting of or relating to the CMC-L Alleged Assets or the CMC-L Alleged Collateral (including but not limited to the CMC-L Pool Account Funds, the CMC-L Postpetition Collections, the CMC-L Income Stream, the CMC-L Surety Bonds issued by Non-Settling Sureties, and the CMC-L Surety Bond Cash Reserves held by Non-Settling Sureties) from NetBank, Lakeland or any third party for the benefit of the Bankruptcy Estates as a result of pursuit of the Recovery Action or otherwise, or (ii) obtains a determination from the California Bankruptcy Court that the purported transfer of the CMC-N Alleged Assets to NetBank and the CMC-L Alleged Assets to Lakeland did not constitute a “true sale” of these assets (the funds or property reflected in subparagraphs (i) and (ii) being referred to as the “Recovery”), such funds or property shall be shared with Royal (the “Sharing Arrangement”) as follows:

1.             First, the Trustee shall pay to Royal one hundred percent (100%) of the Recovery until such time as Royal has received an amount equal to the aggregate paid to or on behalf of the Trustee pursuant to paragraph 3(a) and 3(b) above.

2.             Second, the Trustee shall receive fifty percent (50%) and Royal shall receive the remaining fifty percent (50%) of the Recovery until such time as the Trustee has received pursuant to this paragraph 4(b) a total of Five Million Dollars ($5,000,000).

3.             Third, the Trustee shall receive ninety percent (90%) of any additional Recovery and Royal shall receive the remaining ten percent (10%).

4.             No computation under the Sharing Arrangement shall take into account any amounts constituting:  (i) the retention of the CMC-N Surety Bonds Cash Reserves or the CMC-L Surety Bond Cash Reserves related to the CMC-N Surety Bonds and CMC-L Surety Bonds issued in the name of Royal, or (ii) based upon the value, if any, of the CMC-N Surety Bonds and the CMC-L Surety Bonds issued in the name of Royal.

5.             Notwithstanding anything to the contrary above, the Trustee shall have no interest in the recovery of the CMC-N Surety Bonds or the CMC-L Surety Bonds issued in the name of Royal.  The Trustee shall retain, subject to the Sharing Arrangement, any all rights under with respect to CMC-N Surety Bonds or the CMC-L Surety Bonds issued by the Non-Settling Sureties and expressly reserves any and all rights to pursue claims against the Non-Settling Sureties under the CMC-N Surety Bonds or the CMC-L Surety Bonds to the extent recovered under the Recovery Action or otherwise.

5.             Sale of Undivided Interest in Residual Rights.  The parties hereby agree and jointly acknowledge that the Bankruptcy Estates may have certain rights under the CMC-N Documents and the CMC-L Documents irrespective of the potential Avoidance Claims, including, without limitation, the ownership of the CMC-N Equipment and the CMC-L Equipment and the right to collect certain residual payments under the CMC-N Portfolio Leases and the CMC-L Portfolio Leases (together, the “CMC-N and CMC-L Residual Rights”).  The

Trustee hereby sells, transfers, and otherwise conveys to Royal an undivided ten percent (10%) in the CMC-N and CMC-L Residual Rights.  The parties agree that the CMC-N and CMC-L Residual Rights shall not be included in the Sharing Arrangement described in paragraph 4(b) above, and that any value recognized by the Bankruptcy Estates as a result of such CMC-N and CMC-L Residual Rights shall be divided between the Bankruptcy Estates and Royal solely pursuant to the provisions of this paragraph.

6.             Royal Allowed Unsecured Claim.  The Trustee agrees that, as of the Effective Date, Royal shall have an allowed unsecured claim in the full amount stated in the Royal Proof of Claim (the “Royal Allowed Unsecured Claim”).  The amount of Royal Allowed Unsecured Claim shall be reduced by (i) any payments Royal actually receives under this Agreement in excess of the amount it paid to or on behalf of the Trustee pursuant to paragraphs 3(a) and 3(b) of this Agreement, the amount of the CMC-N Surety Bonds Cash Reserves and CMC-L Surety Bonds Cash Reserves retained by Royal (but only to the extent that the amount of such CMC-N Surety Bond Cash Reserves and CMC-L Surety Bond Cash Reserves has not already been taken into account in the computation of Royal’s Proof of Claim), and, in the event that the CMC-N Surety Bonds and the CMC-L Surety Bonds are fully and finally rescinded for all purposes as to all entities asserting an interest therein, any premiums received by Royal in connection with the issuance of such surety bonds, and (ii) if the MDL proceedings have been resolved by a final, non-appealable judgment or settlement, the amount by which the Royal Proof of Claim relating to any Surety Bonds included within Royal’s Proof of Claim exceeds the amount actually paid by Royal relating to such Surety Bonds, on account of a judgment, settlement or otherwise, plus fees and costs and other damages suffered by Royal; provided, however, that if more than one provision of this paragraph calls for the deduction of the same amount from Royal’s Proof of Claim, such amount shall be deducted only once.  Pending a final determination of the amount of Royal’s claim, any distribution that would otherwise have been made with respect that portion of Royal’s claim that has not been liquidated at the time of such distribution, shall be held in escrow by the Trustee pending such determination.  Royal reserves the right to file an administrative claim to recover the amount paid to cover the fees and expenses of USB and SA (or any of their successors approved by the California Bankruptcy Court), and the Trustee reserves his right to object thereto.

7.             Acknowledgement Regarding CMC-N Alleged Assets.  The Trustee agrees and acknowledges that, pursuant to the CMC-N Documents, NetBank is not the owner of, but instead, at most, the holder of an unperfected security interest in the CMC-N Alleged Assets and the CMC-N Alleged Collateral.

8.             Acknowledgement Regarding CMC-L Alleged Assets.  The Trustee agrees and acknowledges that, pursuant to the CMC-L Documents, Lakeland is not the owner of, but instead, at most, the holder of an unperfected security interest in the CMC-L Alleged Assets and the CMC-L Alleged Collateral.

9.             Consent to Rescission of CMC-N and CMC-L Surety Bonds Issued in the Name of Royal.  The Trustee hereby agrees and consents to the cancellation and/or rescission of the CMC-N Surety Bonds and CMC-L Surety Bonds issued in the name of Royal, and to the release and/or rescission of all obligations of Royal under the CMC-N Documents and the CMC-L Documents, including the SSA’s, and stipulates to the entry of judgment by the MDL Court or any other court of competent jurisdiction effecting such rescission.  The provisions of this paragraph shall not affect the rights of the Bankruptcy Estates with respect to any surety bond other than CMC-N Surety Bonds and the CMC-L Surety Bonds issued in the name of Royal, including, without limitation, any of the Bankruptcy Estates’ rights with respect to the CMC-N Surety Bonds and the CMC-L Surety Bonds issued by the Non-Settling Sureties and any surety bonds issued in the name of Royal other than the CMC-N Surety Bonds and the CMC-L Surety Bonds.

10.           Mutual Limited Releases.

a.             The Trustee’s Limited Release of Royal.  Upon the Effective Date, and provided that Royal perform all of its duties obligations under this Agreement, the Trustee, on behalf of the Bankruptcy Estates, and his successors and assigns, shall and does hereby forever relieve, release and discharge Royal, its agents, attorneys, employees, representatives, shareholders, officers, directors, subsidiaries, affiliates, successors and assigns, from any and all claims (including, without limitation, claims under the CMC-N Surety Bonds and CMC-L Surety Bonds, whether or not such bonds are rescinded), debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses (including, but not limited to, attorneys’ fees), damages, injuries, actions and causes of actions (including but not limited to all avoidance actions of any type), of whatever kind or nature, whether legal or equitable, known or unknown, suspected or unsuspected, contingent or fixed, now existing or hereinafter arising, based upon, arising out of, appertaining to, relating to or in connection with, the CMC-N Documents and CMC-L Documents, and any transactions relating thereto (including, without limitation, transactions with Royal subsequent to the execution of the CMC-N Documents) and/or the recitals noted above.

b.             Royal’s Limited Release of the Trustee/Bankruptcy Estates.  Upon the Effective Date, and provided that the Trustee performs the Bankruptcy Estates’ obligations under this Agreement, Royal, its successors and assigns, and each of them, shall and does hereby forever relieve, release and discharge the Trustee and the Bankruptcy Estates, their agents, attorneys, employees and representatives, and their successors and assigns, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses (including, but not limited to, attorneys’ fees), damages, injuries, actions and causes of actions, of whatever kind or nature, whether legal or equitable, known or unknown, suspected or unsuspected, contingent or fixed, now existing or hereinafter arising, based upon, arising out of, appertaining to, related to or in connection with, the CMC-N and CMC-L Documents and/or the recitals noted above.

c.             To the extent that section 1542 of the Civil Code of the State of California applies, limited exclusively to the matters released herein, the parties expressly waive any and all rights under section 1542 of the Civil Code of the State of California, which provides as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

LIMITED EXCLUSIVELY TO THE MATTERS RELATED HEREIN, THE PARTIES EXPRESSLY WAIVE AND RELEASE ANY RIGHT OR BENEFIT WHICH THEY HAVE OR MAY HAVE UNDER SECTION 1542 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA, AND ANY SIMILAR STATUTE, CODE, LAW AND/OR REGULATION OF THE UNITED STATES, OR ANY STATE THEREOF, TO THE FULL EXTENT THAT THEY MAY WAIVE ALL SUCH RIGHTS AND BENEFITS PERTAINING TO THE MATTERS RELEASED HEREIN. IN CONNECTION WITH SUCH WAIVER AND RELINQUISHMENT, EACH OF THE PARTIES ACKNOWLEDGES THAT IT IS AWARE THAT IT MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH IT NOW KNOWS OR BELIEVES TO BE TRUE.  NEVERTHELESS, IT IS THE INTENTION OF EACH PARTY, THROUGH ITS RELEASE, TO RELEASE ALL MATTERS THAT ARE SUBJECT TO THIS RELEASE, AND ALL CLAIMS RELATIVE THERETO, WHICH NOW EXIST, MAY EXIST, OR HERETOFORE HAVE EXISTED, IN FURTHERANCE OF SUCH INTENTION, THE RELEASE HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATIVE THERETO.

Trustee’s Initials:

Royal’s Initials:

d.             In entering into the release provided for in this Agreement, each party recognizes that no facts or representations are ever absolutely certain; accordingly, each party assumes the risk of any mistake, and if it should subsequently discover that any understanding of the facts or of the law was incorrect, neither party shall not be entitled to set aside this release by reason thereof, regardless of any mistake of fact or law.

e.             None of the releases or waivers contained in this paragraph 10 are intended to, or shall be interpreted as, releasing, waiving, or limiting any parties’ rights (1) under this Agreement, including, without limitation, the Royal Allowed Unsecured Claim, and (2) against any entities not parties to this Agreement, whether in the MDL or otherwise.

11.           The Trustee’s Release and Waiver of Servicer Advance Claims.  The Trustee hereby releases and waives all of the Bankruptcy Estates’ rights to recover from any party, including, without limitation, NetBank, Lakeland, and Royal, the CMC-N Servicer Advances and/or the CMC-L Servicer Advances made by the Debtors on account of payments due under the CMC-N Portfolio Leases and CMC-L Portfolio Leases purportedly covered by CMC-N Surety Bonds and CMC-L Surety Bonds issued in the name of Royal.  The release contained in this paragraph shall not affect the Bankruptcy Estates’ claims respect to servicer advances made by the Debtors on leases other than the CMC-N Portfolio Leases and CMC-L Portfolio Leases covered by CMC-N Surety Bonds and CMC-L Surety Bonds issued in the name of Royal, including, without limitation; any leases covered by surety bonds issued by Non-Settling Sureties.

12.           Partial Assignment of Royal Allowed Unsecured Claim.  Subject to the provisions of this paragraph, Royal hereby assign, as of the Effective Date, any and all rights, title and interests to distributions that Royal would otherwise be entitled from the Bankruptcy Estates on account of the Royal Allowed Unsecured Claim to the creditors listed in Schedule 1 to this Agreement (the “Unsecured Trade Creditors”).  All distributions from the Bankruptcy Estates on account of Royal Allowed Unsecured Claim shall be paid as follows:  (a) first, pro rata to the Unsecured Trade Creditors until the full principal amount of the Unsecured Trade Creditors’ allowed non-priority unsecured claims against the Debtors are paid; and (b) after all the Unsecured Trade Creditors’ allowed non-priority unsecured claims against the Debtors are paid in full (through the combination of distributions on account of the Unsecured Trade Creditors’ allowed non-priority unsecured claims and from this assignment), to Royal.  All parties reserve the right to object in part or in total to the Unsecured Trade Creditors’ claims listed on Schedule 1 and those claims shall not be deemed allowed by operation of this Agreement.

13.           Conditions Precedent to the Trustee’s Performance.  The Trustee’s obligation to perform under this Agreement is expressly conditioned solely on:  (a) entry of the Approval Order by the California Bankruptcy Court; (b) execution of this Agreement by an authorized representative for Royal; (c) that all representations made by Royal in paragraph 15 of this Agreement are true at the time of this Agreement and all times thereafter; (d) no stay shall be in effect prohibiting the parties from performance.

14.           Conditions Precedent to Royal’s Performance.  Royal’s obligation to perform under this Agreement is expressly conditioned solely on:  (a) entry of the Approval Order by the California Bankruptcy Court; (b) execution of this Agreement by the Trustee; (c) that all representations made by the Trustee in paragraph 15 of this Agreement are true at the time of this Agreement and all times thereafter; and (d) no stay shall be in effect prohibiting the parties from performance.

15.           Mutual Representations and Warranties.  The Trustee and Royal hereby represent and warrant to each other the following, each of which is a continuing representation and warranty:

a.             Subject to approval by the California Bankruptcy Court, this Agreement is a valid and binding obligation of the Trustee and Royal, enforceable against them in accordance with its terms.

b.             Except as expressly provided in this Agreement, no consent or approval is required by any other person or entity in order for the Trustee or Royal to carry out the provisions of this Agreement.

c.             Each of the parties hereto has received independent legal advice from attorneys of its or his choice with respect to the advisability of making the agreements provided herein and with respect to the advisability of executing this Agreement, and prior to the execution of this Agreement by the parties hereto, their attorneys reviewed this Agreement at length with them and have made all desired changes, and the Agreement shall be deemed jointly drafted by the parties

d.             Except as expressly stated in this Agreement, the Trustee and Royal have not made any statement or representation to each other regarding any facts relied upon by them in entering into this Agreement, and each of them specifically does not rely upon any statement, representation or promise of the other party hereto or any other person in entering into this Agreement, or in making the settlement provided for herein, except as expressly stated in this Agreement.  Each party has relied upon its own investigation and analysis of the facts and not on any statement or representation made by any other party in choosing to enter into this Agreement and the transactions contemplated herein.

e.             The parties hereto and their respective attorneys have made such investigation of the facts pertaining to this Agreement and all of the matters pertaining thereto, as they deem necessary.

f.              The terms of this Agreement are contractual, not mere recitals, and a result of negotiation among the parties.

g.             This Agreement has been carefully read by, the contents hereof are known by, and it has been signed freely by each person executing this Agreement.

16.           Voluntary Settlement.  The parties to this Agreement acknowledge and agree that each of them is entering into this Agreement freely and voluntarily and not acting under any misapprehension as to the effect hereof, and has acted and does hereby act freely and voluntarily and not under any coercion or duress, and acknowledge that good and valuable consideration was and has been received.  The parties hereto declare that this Agreement is freely and fairly made and that, except as specifically referenced in this Agreement, there are no other agreements, oral or written or otherwise, pertaining to the subject matter of this Agreement.

17.           No Admission Against Interest.  Nothing contained in this Agreement or negotiations and communications leading up to it shall be construed as admissions against the interest of any of the parties hereto.

18.           Miscellaneous.

a.             Except as provided herein, all covenants, releases, warranties, representations and indemnities made by the parties to one another pursuant to this Agreement shall survive this Agreement and shall be and remain in full force and effect thereafter.

b.             The parties agree to execute and deliver such other instruments and perform such acts, in addition to the matters herein specified, as may be appropriate or necessary, from time to time, to effectuate the agreements and understandings of the parties, whether the same occurs before or after the date of this Agreement.

c.             This Agreement is the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, oral or written, between the parties hereto with respect thereto.  No claim of waiver, modification, consent or acquiescence with respect to any provision of this Agreement shall be made against any party, except on the basis of a written instrument executed by or on behalf of such party.  The waiver of breach of this Agreement shall not constitute a waiver of any subsequent breach.

d.             This Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the parties hereto.

e.             The headings of all paragraphs of this Agreement are inserted solely for the convenience of reference and are not a part of and are not intended to govern, limit or aid in the construction or interpretation of any term or provision hereof.

f.              To the extent that performance is to be governed by time, time shall be deemed to be of the essence hereof.

g.             This Agreement is to be governed by and construed in accordance with federal bankruptcy law, to the extent applicable, and, where state law is implicated, the laws of the State of California shall govern.

h.             This Agreement may be executed and delivered in any number of counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement.  This Agreement may also be executed by facsimile followed by delivery of the original executed Agreement.  Except as expressly provided in this Agreement, each of the parties hereto represents, warrants and covenants that it has full power and authority to execute this Agreement and that it has obtained all necessary approvals, consents and authorizations required for it to execute and deliver this Agreement.  Each individual executing this Agreement on behalf of a party hereto has been duly authorized and empowered to execute and deliver this Agreement on behalf of said party.

i.              This Agreement is the product of negotiations of the parties, and in the enforcement or interpretation hereof, is to be interpreted in a neutral manner, and any presumption with regard to interpretation for or against any party by reason of that party having drafted or caused to be drafted this Agreement, or any portion hereof, shall not be effective in regard to the interpretation hereof.

j.              Each party hereto shall bear all of their respective costs and expenses, including attorneys’ fees, incurred in connection with the Bankruptcy Cases and the preparation, negotiation, and execution of this Agreement.  In the event it becomes necessary for any party to this Agreement to take any action to interpret or enforce this Agreement, or any of its terms, and any party thereafter incurs attorneys’ fees as a result thereof, the prevailing party shall be entitled, in addition to any judgment or award, to an award for all fees (including attorneys’ fees), costs and expenses, including court or arbitration costs and expenses.  The prevailing party shall further be entitled to an award for attorneys’ fees and related costs in connection with enforcement of any judgment, including enforcement following any appeal.

k.             In the event any provision of this Agreement is determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of said provision and this Agreement shall nevertheless remain fully valid and enforceable, unless the provision deemed unenforceable substantially changes the essence of the agreement or deprives the Trustee or Royal of the material benefit of the bargain.

l.              The California Bankruptcy Court shall retain jurisdiction to resolve any and all disputes arising under or relating to this Agreement.  Each of the parties hereby consents to such jurisdiction.

m.            Except as expressly stated herein, nothing contained in this Agreement shall in any way affect or limit any claims or rights against third parties, including, without limitation, NetBank, Lakeland and the Non-Settling Sureties, and each party to this Agreement expressly reserves all of its rights and claims against all such third parties.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

RICHARD M KIPPERMAN,
solely in his capacity as Chapter 7 Trustee for the Bankruptcy Estates of Commercial Money Center, Inc. and Commercial Servicing Corporation

By:
Name: Richard M Kipperman
Title: Trustee

ROYAL INDEMNITY COMPANY

By:
Name:
Title: